Conformed Copy




                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                                  FORM 8K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                July 15, 1997
-----------------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                         NEW PARADIGM SOFTWARE CORP.
-----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New York                        0-26336         13-3725764
-----------------------------------------------------------------------
  (State or other jurisdiction            (Commission     (IRS Employer
          of incorporation)               File Number)  Identification No.)


733 Third Avenue, New York, New York			10017
-----------------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code       (212)-557-0933
                                                   ------------------------


                   PAGE 1 OF 4 SEQUENTIALLY NUMBERED PAGES
                 EXHIBIT INDEX ON SEQUENTIALLY NUMBERED PAGE 3


INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.	Other Events.
----------	-----------------

	Registrant's press release dated July 17, 1997 is filed herewith as exhibit 20 and is incorporated herein by reference.

Item 7. 	Financial Statements and Exhibits.
---------	------------------------------------------

	(c)	Exhibits.
		---------

		20.	Press release of Registrant dated July 17, 1997.




SIGNATURE
------------------



	Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     NEW PARADIGM SOFTWARE CORP.
                             ----------------------------------------
                                           (Registrant)


                                     By  /s/  Matthew Fludgate
                                 -----------------------------------
                                             Matthew Fludgate
                                             Vice President
                                             and Secretary

Date:	July 18, 1997


EXHIBIT INDEX


                                                      Sequentially
Exhibit                                               Numbered Page
--------                                             ---------------

   20.	Press release of Registrant dated		4
		July 17, 1997



NEW PARADIGM ADJOURNS SHAREHOLDER MEETING


NEW YORK, JULY 17, 1997 - New Paradigm Software
Corporation (OTC: NPSC) adjourned the special meeting of shareholders which was previously scheduled to be held on July 15, 1997. The new meeting time will be at 10:00 AM July 23, 1997 and votes on all matters scheduled to be voted on at the original meeting will be taken at this rescheduled special meeting. The purpose of the special meeting is to approve the sale of the Company's COPERNICUS software product and certain related assets to VIE Systems, Inc. A copy of the information statement for this meeting can be found at the Securities and Exchange Commission's EDGAR web site at http://www.sec.com or may be ordered directly from the Company's headquarters by calling (212) 557-0933.